                                                                   EXHIBIT 10.23



                            SECURED PROMISSORY NOTE


$3,000,000.00                                            Los Angeles, California
                                                                 October 9, 1998


         FOR VALUE RECEIVED, the undersigned hereby promises to pay to FOOTHILL CAPITAL CORPORATION ("Foothill"), or order, at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, or at such other address as the holder of this Secured Promissory Note ("Note") may specify in writing, the principal sum of THREE MILLION DOLLARS ($3,000,000.00) plus interest and the Monthly Service Charge (defined below) in the manner and upon the terms and conditions set forth below. This Note is made pursuant to that certain Security Agreement, dated as of even date herewith, between the undersigned and Foothill (as hereafter amended, restated, supplemented, or modified from time to time, the "Agreement"), the provisions of which are incorporated herein by reference. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

         1. Rate of Interest

         The principal balance of this Note shall bear interest from the date hereof at a per annum rate equal to one (1.0) percentage point above the Reference Rate. For purposes of this Note, "Reference Rate" means the variable rate of interest per annum most recently announced by Norwest Bank Minneapolis, National Association, or any successor to such institution, as its "prime rate" or "reference rate," as the case may be, irrespective of whether such announced rate is the best rate available from such financial institution, all as determined by Foothill. In the event that the Reference Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to the Reference Rate change. Upon the occurrence of an Event of Default under the Agreement, the rate of interest on this Note shall, at the option of the holder of this Note, be increased to five (5.0) percentage points above the Reference Rate. Interest charged on this Note shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed.

         In no event shall the interest rate or rates payable under this Note, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. The undersigned and Foothill intend legally to agree upon the rate or rates of interest (and the other amounts paid in connection herewith) and manner of payment stated within this Note; provided, however, that anything contained herein to the contrary notwithstanding, if said interest rate or rates of interest (or other amounts paid in connection herewith) or the manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of this Note, the undersigned is and shall be liable only for the payment of such maximum as allowed by law, and payment received from the undersigned in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of this Note to the extent of such excess.

         2. Schedule of Payments

         Principal, interest, and the Monthly Service Charge under this Note shall be due and payable according to the following schedule:

            a. Interest and the Monthly Service Charge shall be due and payable in arrears on the first (1st) day of each month commencing December 1, 1998, and continuing thereafter until this Note has been paid in full;

            b. Sixty (60) installments of principal, each in the amount of Fifty Thousand Dollars ($50,000.00), shall be due and payable on the first
(1st) day of each month commencing December 1, 1998; and

            c. Any remaining outstanding principal, together with all accrued and unpaid interest thereon and any other sums owing in connection herewith (including, but not limited to, Monthly Service Charges that remain unpaid), shall be due and payable in full on November 1, 2003.

         3. Monthly Service Charges

         In addition to the interest and other amounts due under this Note, a service charge of one quarter of one percent (0.25%) per month shall be payable monthly in arrears based on the average daily outstanding principal balance of this Note, calculated on the basis of a 360-day year and paid for actual days elapsed (the "Monthly Service Charge").

         4. Prepayment

         Prepayments of the principal balance of this Note shall be permitted at any time; provided that each such prepayment shall be accompanied by all interest and any Monthly Service Charges that have accrued and remain unpaid with respect to the amount of principal being repaid and a prepayment fee equal to the following:

            (i) Five percent (5.0%) of the amount prepaid with respect to any prepayments made prior to November 1, 1999;

            (ii) Three percent (3.0%) of the amount prepaid with respect to any prepayments made on or after November 1, 1999, and prior to November 1, 2000; and

            (iii) One percent (1.0%) of the amount prepaid with respect to any prepayments made on or after November 1, 2000.

Amounts repaid or prepaid with respect to this Note may not be reborrowed. Partial prepayments of principal shall be applied to scheduled payments of principal in the inverse order of their maturity.

         5. Holder's Right of Acceleration

         Upon the occurrence of an Event of Default under the Agreement, including, but not limited to, the failure to pay any installment of principal, interest, or Monthly Service Charge hereunder when due, the holder of this Note may, at its election and without notice to the undersigned, declare the entire balance hereof (including, but not limited to, all principal, interest, and Monthly Service Charges) immediately due and payable.

         6. Additional Rights of Holder

         If any installment of principal, interest, or Monthly Service Charges hereunder is not paid when due, the holder shall have the following rights in addition to the rights set forth herein, in the Agreement, and under law:

            a. the right to compound interest and the Monthly Service Charge by adding the unpaid interest and/or Monthly Service Charge to principal, with such amount thereafter bearing interest and the Monthly Service Charge at the rates provided in this Note; and

            b. if any installment is more than ten (10) days past due, the right to collect a charge equal to the greater of Fifteen Dollars ($15) or five percent (5%) of the late payment for each month in which it is late. This charge is a result of a reasonable endeavor by the undersigned and the holder to estimate the holder's added costs and damages resulting from the undersigned's failure to make timely payments under this Note; hence the undersigned agrees that the charge shall be presumed to be the amount of damage sustained by the holder since it is extremely difficult to determine the actual amount necessary to reimburse the holder for damages.

         7. General Provisions

            a. If this Note is not paid when due, the undersigned further promises to pay all costs of collection, foreclosure fees, and reasonable attorneys' fees incurred by the holder, whether or not suit is filed hereon, together with the fees, costs and expenses as provided in the Agreement.

            b. The undersigned hereby consents to any and all renewals, replacements, and/or extensions of time for payment of this Note before, at, or after maturity.

            c. The undersigned hereby consents to the acceptance, release, or substitution of security for this Note.

            d. Presentment for payment, demand, notice of dishonor, protest, and notice of protest are hereby expressly waived.

            e. Any waiver of any rights under this Note, the Agreement, or under any other agreement, instrument, or paper signed by the undersigned is neither valid nor effective unless made in writing and signed by the holder of this Note.

            f. No delay or omission on the part of the holder of this Note in exercising any right shall operate as a waiver thereof or of any other right.

            g. A waiver by the holder of this Note upon any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

            h. Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective.

            i. This Note cannot be changed, modified, amended, or terminated orally.

            j. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without reference to the principles of conflicts of laws thereof.

         8. Security for this Note

         This Note is secured by the collateral described in the Agreement and other Loan Documents, and is subject to all of the terms and conditions thereof including, but not limited to, the remedies specified therein or granted in connection therewith.

         9. Venue: Jurisdiction; Waiver of Trial by Jury

         THE UNDERSIGNED AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE UNDERSIGNED WAIVES, TO THE

EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9. THE UNDERSIGNED, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE UNDERSIGNED, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE HOLDER OF THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date first set forth above.


                                       LEISURE TIME CRUISE CORPORATION,
                                       a Colorado corporation

                                       By:  /s/
                                           -------------------------------------
                                       Print Name:
                                       Title: